UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2022

NOCTURNE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Germay Drive, Unit 4 #1066 Wilmington, DE 19804

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 228-7142

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value and one right	MBTCU	The Nasdaq Stock Market LLC
Ordinary shares included as part of the Units	MBTC	The Nasdaq Stock Market LLC
Rights included as part of the Units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Business Combination

On December 30, 2022, Nocturne Acquisition Corporation, a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Nocturne”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Nocturne Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nocturne (“Merger Sub”), and Cognos Therapeutics, Inc., a Delaware corporation (“Cognos”), with respect to a proposed initial business combination which would involve a domestication of Nocturne as a Delaware corporation, in connection with which Nocturne would also change its name to “Cognos Therapeutics Holdings, Inc.”, followed by a merger of Merger Sub with and into Cognos (the “Merger”), with Cognos continuing as the surviving entity and a wholly owned subsidiary of Nocturne.

In consideration for and in connection with the Merger, the current holders of shares of Cognos’ common stock, par value $0.0001 per share, will have their shares canceled and converted into the right to receive a certain number of shares of common stock of Nocturne (which will at the relevant time be a Delaware corporation) as provided for in the Merger Agreement. Nocturne intends to call an extraordinary general meeting of the holders of its ordinary shares, par value $0.0001 per share, to seek shareholder approval of the Nocturne Shareholder Voting Matters (as defined in the Merger Agreement), including the Merger.

The Merger Agreement contains customary representations and warranties, covenants and indemnification provisions and is subject to customary closing conditions (including the receipt of shareholder approval at the Nocturne extraordinary general meeting described above). The foregoing description of the Merger Agreement and the transactions and documents contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On January 3, 2023, Nocturne and Cognos issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Nocturne under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the pending Merger between Nocturne and Cognos and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated cash available at the closing of the Merger; the anticipated use of the combined company’s cash and cash equivalents; the benefits of the proposed transaction; integration plans; the combined company’s projected financial information and anticipated future financial condition and results of operations; Cognos’ business strategy, commercial operating plans, product development plans; and the expected timing of the transactions related to the Merger. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks, uncertainties and assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

These forward-looking statements are subject to a number of risks and uncertainties, including the risks that: Cognos, an early stage company, may not become profitable for many years; potential customers may withdraw from negotiations and indications of interest with Cognos; Cognos may fail to manage growth effectively; Cognos’ indebtedness could increase its vulnerability to adverse economic and industry conditions, limit its ability to obtain additional financing, require the dedication of a substantial portion of its cash flow from operations to service its indebtedness, limit its flexibility in planning for, or reacting to, changes in its business and place Cognos at a competitive disadvantage; Cognos may not be able to secure government approvals and authorizations for its products; there may not be a viable market for Cognos’ products; Cognos may fail to gain market share from its competitors; there could be a decrease in the availability or an increase in the price of raw materials needed by Cognos in the production of its products; changes in federal, state and local government laws, regulations and policies could have a negative impact on Cognos; Cognos may be unable to fund and make investments in developing intellectual property and other proprietary information to improve and scale its products; Cognos may have to defend against claims of intellectual property infringement; Cognos’ information technology systems may fail as Cognos’ business grows; Cognos may fail to retain key personnel or attract additional highly skilled employees; Cognos and Nocturne may be unable to successfully or timely consummate the Merger, including as a result of any regulatory approvals that are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Merger or if any requisite approvals by either Cognos’ or Nocturne’s equityholders is not obtained; and the Merger may not result in the anticipated benefits; as well as the risks discussed in Nocturne’s final prospectus dated March 30, 2021 under the heading “Risk Factors,” and other documents Nocturne has filed, or will file, with the SEC, including the registration statement on Form S-4 to be filed by Nocturne in connection with the Merger (the “Registration Statement”), which will include a proxy statement/prospectus. These risks and uncertainties may be amplified by the ongoing COVID-19 pandemic, which has caused and may continue to cause significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Nocturne nor Cognos presently know, or that Cognos or Nocturne currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nocturne’s and Cognos’ expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nocturne and Cognos anticipate that subsequent events and developments will cause Nocturne’s and Cognos’ assessments to change. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Nocturne, Cognos and their affiliates undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

A full description of the terms of the Merger Agreement, including the domestication and the Merger, will be provided in the Registration Statement. Nocturne urges its investors, stockholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about Nocturne, Cognos and the Merger. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to stockholders of Nocturne as of a record date to be established for voting on the proposed Merger. Once available, stockholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to Nocturne Acquisition Corporation, 3 Germay Drive, Unit 4 #1066 Wilmington, DE, 19804, Attention Thomas Ao. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

Nocturne, Cognos and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Nocturne’s stockholders in connection with the proposed Merger. Information about Nocturne’s directors and executive officers and their ownership of Nocturne’s securities is set forth in Nocturne’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statement

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nocturne, the combined company or Cognos, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits
2.1	Agreement and Plan of Merger, dated as of December 30, 2022.*

99.1	Joint Press Release, dated as of January 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and schedules have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

By:	/s/ Henry Monzon
	Name:	Henry Monzon
	Title:	Chairman and Chief Executive Officer

Dated: January 3, 2023

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